AMENDMENT NO. 17

                                       TO

                         ALLTEL CORPORATION THRIFT PLAN

                          (January 1, 1994 Restatement)

         WHEREAS, ALLTEL Corporation (the "Corporation") maintains the ALLTEL Corporation Thrift Plan, as amended and restated effective January 1, 1994, and subsequently further amended, (the "Plan"); and

         WHEREAS, the Corporation desires further to amend the Plan;

         NOW, THEREFORE, the Corporation hereby amends the Plan in the respects hereinafter set forth:

         Effective as of the date set forth below, the Plan is amended by adding immediately following Article XXVIII thereof, the following new Article XXIX:

                                  ARTICLE XXIX
                TRANSFER OF BENEFITS TO THE PLAN WITH RESPECT TO
                           CERTAIN FORMER EMPLOYEES OF
                           SOUTHWESTCO WIRELESS, L.P.

29.01        Definitions.1        Definitions
             -----------          -----------

             For purposes of this Article XXIX, the following definitions shall apply:

             (a)       "Southwestco" shall mean Southwestco Wireless, L.P.

             (b) The "Effective Date" shall mean September 30, 2000, or such later date as may be determined by the Plan Administrator.

             (c) The "Employee Transfer Agreement" shall mean the SWW Employee Transfer Agreement between Southwestco Wireless, L.P. and ALLTEL Corporation, dated January 31, 2000.

             (d) The "Transfer Accounts" shall mean the accounts transferred to the Plan from the Transfer Plan in accordance with the provisions of the Employee Transfer Agreement.

             (e) A "Transferred Employee" shall mean an active employee whose employment transfers pursuant to the Employee Transfer Agreement from Southwestco to an Employer as of the Effective Date.

             (f) The "Transfer Plan" shall mean the Bell Atlantic Mobile Savings and Profit Sharing Retirement Plan.

29.02        Transfer of Accounts.
             --------------------

             The Corporation shall direct the Trustee to accept the Transfer Accounts from the trustee(s) of the Transfer Plan, in accordance with the provisions of the Employee Transfer Agreement, to be held, administered, and disposed of by the Trustee, under the terms, conditions, and provisions of the Plan. Except as otherwise expressly provided in this Article XXIX, the general provisions of the Plan shall govern with respect to the Transfer Accounts, to the extent not inconsistent with any provision of the Transfer Plan that may not be eliminated under Section 411(d)(6) of the Code.

29.03        Establishment of Accounts.
             -------------------------

             As of the Effective Date, Separate Accounts shall be established in accordance with the provisions of Section 11.08 in the name of each Transferred Employee. In addition to any credits or debits to the Separate Account of the Transferred Employees on or after the Effective Date, in accordance with the Plan's general provisions, as of the date the Transfer Accounts are received by the Trustee and deposited in the Trust Fund there shall be credited to each such Separate Account or Sub-Account, as applicable, the value of such Transferred Employee's prior separate account or sub-account of the corresponding type under the Transfer Plan as certified to the Plan Administrator by the plan administrator of the Transfer Plan.

29.04        Elections, Waivers, and Beneficiary Designations.
             ------------------------------------------------

             Provided that an election, waiver, or beneficiary designation has not become irrevocable (by reason of death or otherwise), the provisions of the Plan with respect to elections, waivers, and beneficiary designations shall apply to the Transfer Accounts.

29.05        Outstanding Loans.
             -----------------

             Notwithstanding any other provision of the Plan to the contrary, any outstanding loan of a Transferred Employee under the Transfer Plan shall be repaid under the Plan by payroll deduction and otherwise continue to be administered in accordance with its terms and the applicable provisions of the Transfer Plan in effect at the time the loan was granted.

29.06        Vested Interest of Transfer Employees.
             -------------------------------------

             Each Transferred Employee shall be 100% vested in the entire balance of his separate account transferred to the Plan from the Transfer Plan.

29.07        Overriding Provisions.
             ---------------------

             The provisions of this Article XXIX shall apply notwithstanding any other provisions of the Plan, except Section 3.07, and shall override any conflicting Plan provisions.

         IN WITNESS WHEREOF, the Corporation, by its duly authorized officer, has caused this Amendment to be executed on this 6th day of November, 2000 .

                                     ALLTEL CORPORATION



                                         /s/ Scott Ford
                                     By:_______________________________
                                        Title: President & Chief
                                               Operating Officer

                                AMENDMENT NO. 18

                                       TO

                         ALLTEL CORPORATION THRIFT PLAN

                          (January 1, 1994 Restatement)

         WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Thrift Plan, as amended and restated effective January 1, 1994, and subsequently further amended, (the "Plan"); and

         WHEREAS, the Company desires further to amend the Plan;

         NOW, THEREFORE, the Company hereby amends the Plan in the respects hereinafter set forth:

         1. Effective as of April 1, 2000, Section 9.04 of the Plan is amended by adding a new subsection (bb) at the end thereof to provide as follows:

         (bb) In determining Years of Eligibility Service for an Employee who was an employee of BellSouth Corporation-Atlanta ("BSA") immediately prior to April 1, 2000, and became an Employee on April 1, 2000, the Employee's period or periods of employment with BSA prior to April 1, 2000 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

         2. Effective as of May 15, 2000, Section 9.04 of the Plan is amended by adding a new subsection (cc) at the end thereof to provide as follows:

         (cc) In determining Years of Eligibility Service for an Employee who was an employee of Origin Technology in Business, Inc. ("Origin") immediately prior to May 15, 2000, and became an Employee on May 15, 2000, the Employee's period or periods of employment with Origin prior to May 15, 2000 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

         3. Effective as of September 1, 2000, Section 9.04 of the Plan is amended by adding a new subsection (dd) at the end thereof to provide as follows:

         (dd) In determining Years of Eligibility Service for an Employee who was an employee of Harris Bank - Chicago ("Harris Bank") immediately prior to September 1, 2000, and became an Employee on September 1, 2000, the Employee's period or periods of employment with Harris Bank prior to September 1, 2000 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

         4. Effective as of July 1, 2000, Section 13.11 of the Plan is amended by adding a new subsection (gg) at the end of thereof to provide as follows:

         (gg) Each person who

              (i) was an active employee of GTE Mobilnet Service Corporation and became an Employee on July 1, 2000;

              (ii) met the eligibility requirements to become a Participant as provided in subsection (b) of Section 10.01 on or before the last day of the 2000 Plan Year; and

              (iii) is not otherwise eligible for an allocation of the Employer
                    Qualified Nonelective Contribution for the 2000 Plan Year under Section 13.04;

              shall receive an allocation of the Employer Qualified Nonelective Contribution for the 2000 Plan Year, as provided in this subsection (gg) if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 2000 Plan Year and the denominator of which is three hundred sixty-five (365). Such a Participant shall receive an allocation of the Employer Qualified Nonelective Contribution as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of Participation.

         5. Effective as of September 1, 2000, Section 13.11 of the Plan is amended by adding a new subsection (hh) at the end of thereof to provide as follows:

         (hh) Each person who

              (i) was an active employee of Harris Bank - Chicago and became an Employee on September 1, 2000;

              (ii) met the eligibility requirements to become a Participant as provided in subsection (b) of Section 10.01 on or before the last day of the 2000 Plan Year; and

              (iii) is not otherwise eligible for an allocation of the Employer
                    Qualified Nonelective Contribution for the 2000 Plan Year under Section 13.04;

              shall receive an allocation of the Employer Qualified Nonelective Contribution for the 2000 Plan Year, as provided in this subsection (gg) if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 2000 Plan Year and the denominator of which is three hundred sixty-five (365). Such a Participant shall receive an allocation of the Employer Qualified Nonelective Contribution as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of Participation.

         6. Effective as of October 1, 2000, Section 13.11 of the Plan is amended by adding a new subsection (ii) at the end of thereof to provide as follows:

         (ii) Each person who

              (i) was an active employee of Radiofone/Cellular One and became an Employee on October 1, 2000;

              (ii) met the eligibility requirements to become a Participant as provided in subsection (b) of Section 10.01 on or before the last day of the 2000 Plan Year; and

              (iii) is not otherwise eligible for an allocation of the Employer
                    Qualified Nonelective Contribution for the 2000 Plan Year under Section 13.04;

              shall receive an allocation of the Employer Qualified Nonelective Contribution for the 2000 Plan Year, as provided in this subsection (gg) if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 2000 Plan Year and the denominator of which is three hundred sixty-five (365). Such a Participant shall receive an allocation of the Employer Qualified Nonelective Contribution as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of Participation..

         7. Effective as of January 13, 2000, Article XXVIII of the Plan is amended by addition a new section 28.04 at the end thereof to provide as follows:

         28.04       Extension of Coverage to Certain Kentucky Employees

                     Effective beginning January 13, 2000 and as more specifically hereinafter provided, the proviso to paragraph
                     (1) of Section 1.11 shall not apply to and coverage under the Plan shall be extended to a person who on or after January 13, 2000 is an Employee and who on or before January 13, 2000 was in the bargaining unit described in National Labor Relations Board Case 9-RD-1910 (a "Decertified Employee"): Effective for payroll periods commencing after January 13, 2000, a Decertified Employee who on or after January 13, 2000 would be an Eligible Employee but for the proviso to paragraph (1) of Section
                     1.11 may elect to become an Electing Participant and to have Salary Deferral Contributions made to the Plan on his behalf by his Employer as provided under Article XII. For purposes of the provisions of the Plan relating to the Employer Qualified Nonelective Contribution for the Plan Year ending December 31, 2000, the Compensation for the Plan Year ending December 31, 2000 of a Decertified Employee who would have been an Eligible Employee at relevant times during the Plan Year ending December 31, 2000 but for paragraph (1) of Section 1.11 shall be determined as though such Decertified Employee had been an Eligible Employee at such relevant times during the Plan Year ending December 31, 2000.

         IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 29th day of December, 2000.

                                 ALLTEL CORPORATION




                                        /s/ Scott Ford
                                 By:_________________________________
                                    Title: